EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies that to his or her knowledge: (i) the Quarterly Report on Form 10-Q of Regional Management Corp. (the “Company”) for the quarter ended September 30, 2026 (the “Report”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

Date: October 30, 2026	/s/ Lakhbir S. Lamba
Lakhbir S. Lamba
President and Chief Executive Officer

Date: October 30, 2026	/s/ Harpreet Rana
Harpreet Rana
Executive Vice President and Chief Financial and Administrative Officer